EXHIBIT 10.46

FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement by and between Markus Gloeckler (“Employee”) and First Solar, Inc. (“Employer”). The sole purpose of this First Amendment is to accurately reflect Employee’s title. All other provisions of the Employment Agreement dated August 10, 2020 (the “Agreement”) shall remain in full force and effect. Employee has been appointed to the position of and shall have the title of Chief Technology Officer. All references to the position of Co-Chief Technology Officer in the Agreement are hereby changed to Chief Technology Officer.

                            EMPLOYEE:

                            /s/ Markus Gloeckler
                            Markus Gloeckler

Date: January 8, 2021

                            EMPLOYER:
                            First Solar, Inc.

                            By: /s/ Caroline Stockdale

                            Name printed: Caroline Stockdale

                            Title: Chief People and Communications Officer

Date: January 12, 2021